Exhibit 99.1

OSR HOLDINGS Innovation Headquarters | NASDAQ : OSRH Investor Update | August 6, 2025

OSR HOLDINGS Innovation Headquarters N A S D A Q : O S R H Forward Looking Statements This material has been prepared by OSR Holdings, Inc . (the “Company”) solely for the purpose of providing information during presentations intended for institutional and general investors . Redistribution, duplication, or transmission of this material to others is strictly prohibited . Attendance at this presentation shall be deemed as agreement to comply with the above restrictions . Any violation of these restrictions may constitute a breach of applicable securities laws . All information regarding the Company’s management performance and financial results contained herein has been prepared in accordance with corporate accounting standards . The “forward - looking information” included in this material has not undergone individual verification procedures . This information pertains to future events rather than past ones and reflects the Company’s expected business operations and financial performance . Expressions such as “expect,” “forecast,” or “outlook” are indicative of such forward - looking statements . These forward - looking statements are subject to changes in future business environments and inherently involve uncertainties . As a result of these uncertainties, actual future performance may differ materially from what is stated or implied in the forward - looking information . Furthermore, all projections are based on conditions and assumptions as of the date of the presentation and may be subject to change without notice due to evolving market conditions and strategic revisions . The Company, its affiliates, advisors, and representatives bear no liability whatsoever for any loss arising from the use of this material (including in cases of negligence or otherwise) . This document does not constitute an offer, solicitation, or recommendation to subscribe for or purchase any shares, and no part of this document should form the basis of, or be relied upon in connection with, any contract or investment decision . 2

OSR HOLDINGS Innovation Headquarters N A S D A Q : O S R H Today's Agenda • Corporate overview and value drivers • Subsidiary and R&D pipeline updates: • Vaximm : versatile, cost - effective oral immunotherapies • Darnatein : innovative protein therapies • RMC: evolution to fourth party logistics • Woori IO acquisition: The opportunity in noninvasive CGM • Equity Line of Credit (ELOC) financing strategy • Live Q&A with management 3 CGM, continuous glucose monitoring .

Executive Summary

OSR HOLDINGS
Innovation Headquarters
NASDAQ : OSRH

Hub-and-Spoke Healthcare Holdco: OSRH currently holds 100% ownership in three Subcos across biotech and medical device sectors. Three global hub operations: Korea (Paju, Corporate HQ), Switzerland (Basel, Drug Development) and U.S. (Seattle, IR & Regulatory). Focused on advancing healthcare innovation globally to improve health and wellness outcomes.

Share Price Development Post-listing: During the final deSPAC process, from February 10th to 14th, a series of steep share price declines occurred from ~$11 to below $3 for no known fundamental reasons but only upon "short-term dynamics" while volumes were still thin as a SPAC. This share price drop did not represent any fundamental events or corporate or operational changes in any way.

Excessive Market Discount vs Peers: As of August 5, 2025, the company's market capitalization is approximately $16 million. Compared to the median valuation of global peers at around $500 million*, which suggests that the excessive and short sale-driven share price decline is likely to be corrected by underlying market fundamentals.

Portfolio Expansion Strategy: Recently signed Term Sheet to acquire 4th Subco in blood glucose monitoring (BGM/CGM) space with noninvasive technologies (i.e. no skin prick required). Represents ~$10.9B annual market in 2024, estimated to grow at 16% CAGR to ~$47.1B by 2034**. Further pipeline opportunities are under constant evaluation.

*Based on the S-4 Fairness Opinion filed by the Company; **Market Data from Global Market Insights.

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Value Drivers

Hub-and-Spoke Biotech

- Hub provides centralized overarching expertise and resources
- Spokes focus on individual unique core competencies
- Flexibility to scale operations, promote collaboration, spread risk
- Reduced costs, enhanced efficiency and elevated probability of success

Vaximm: versatile, cost-effective oral immunotherapies

- Versatile proprietary platform directing cytotoxic T-cells against a wide range of epitopes with p.o. dosing
- Clinical stage VEGFR-2 inhibitor, VXM01, with preclinically proven anti-angiogenic activity, and encouraging Phase 1/2 safety profile in pancreatic cancer and GBM
- Development expansion into other oncology and non-oncology indications being investigated

Darnatein: innovative protein therapies

- Synthetic biology platform employing AI to generate "hybrid" versions of endogenous proteins with superior activity and excellent safety profile
- Lead asset DRT01 is engineered to function as BMP super-agonist for joint cartilage regeneration, targeting OA with huge unmet medical need and potential as a DMOAD
- Potential first-in-class approach addressing $10B market annually with no current FDA-approved DMOAD

RMC: evolution to fourth party logistics

- Importer & distributor for neuro-intervention devices
- Active evolution to healthcare 4PL business to boost revenues an estimated tenfold in 3 years (with 10% OPM+)

4PL, fourth party logistics; AI, artificial itelligence; BMP, bone morphogenic protein; DMOAD, disease modifying osteoarthritis drug; GBM, glioblastoma; OA, osteoarthritis; OPM, operating margin; p.o., per oral; VEGFR, vascular endothelial growth factor receptor.

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OSR Group

OSR HOLDINGS
Innovation Headquarters
NASDAQ : OSRH


NASDAQ : OSRH
OSR Holdings Inc.
*66.56%
OSR Holdings (Korea)
100%
100%
100%
VAXIMM
darnatein
RM

VAXIMM
- Basel, Switzerland
- Oral, T-cell based immunotherapies
- Clinical stage VEGFR-2 inhibitor (Phase 2b/3 ready)

darnatein
- Incheon, Korea
- Innovative protein therapies
- DRT-101 (potential DMOAD therapy)

RM
- Hanam, Korea
- Medical device import/distribution
- Healthcare 4PL to be launched

* To be increased to ~88% post-stock swap with Non-Participating Stockholder as set forth in the S-4 for Business Combination with BLAC. 4PL, fourth party logistics; DMOAD, disease modifying osteoarthritis drug; VEGFR, vascular endothelial growth factor receptor.

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Holdco Management

OSR HOLDINGS
Innovation Headquarters
NASDAQ : OSRH



Kuk Hyoun (Peter) Hwang, Chairman & Chief Executive Officer

- Founder & Managing Member, Bellevue Capital Management
- Korea Representative, Bellevue Asset Management AG
- Strategic Planning, Shinhan Securities



Sang Hoon (Harry) Kim, Head of Corporate Venture Capital

- Managing Director, APC Private Equity
- Head of Division, Meritz Asset Management
- Head of Overseas Investment, KDB Asset Management



Gihyoun (Chris) Bang, Chief Financial Officer

- VP, Newlake Alliance Management
- Team Leader, IPO Division, Shinhan Investment Corp



Constance Höfer, PhD, Chief Scientific Officer

- Executive Director & Global Program Head, Merck Group
- Global Program Head, Sandoz Biopharmaceuticals
- Chief Operating Officer, Priaxon AG



Jun Whang, Chief Legal Officer

- General Counsel, Bellevue Capital Management
- Partner, Greenspoon Marder
- Partner, Jacob Medinger & Finnegan, LLP



Josh Pan, PhD, MBA, Venture Partner

- Partner, Bellevue Capital Management
- Chief Business Officer, Landmark BioVentures
- VP Corporate Development & External Affairs, Athira Pharma
- Interim Chief Operating Officer, The W Fund

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OSR HOLDINGS Innovation Headquarters N A S D A Q : O S R H Corporate Milestones 8 July 2019 November 2022 November 2023 June 202 5 S - 1 Effective July 2025 July 2025 Executed Term Sheet to Acquire Woori IO, Entering Noninvasive CGM Market Founded Acquired RMC December 2022 Acquired Vaximm February 2023 Acquired Darnatein February 2025 Fe bruary 2020 BLAC (SPAC) E stablished Business Combination Agreement Executed June 2024 Public Filing of S - 4 February 2025 Approval of Business Combination; OSRH Nasdaq Launch $80mn Equity Line of Credit with White Lion Capital March 2025 Vaximm P2a Fully Completed STO Roadmap Announced (Digital Asset Strategy)

Vaximm: Versatile, Cost-effective Oral Immunotherapies

OSR HOLDINGS
Innovation Headquarters
NASDAQ : OSRH

- **Innovative**: T-cell mediated, selective elimination of diseased target cells via natural immune processes: oral route, high selectivity, low resistance potential, high tolerability
- **Robust, Safe & Versatile Delivery Technology**: Approved vector (Vivotif) plus variably encoded plasmid: “plug-and-play” capabilities, short technical, production and development timelines (anticipated concept to IND 18-24 months approx)
- **Wide Range of Possible Indications**: Oncology, infectious disease (e.g. HPV), ophthalmology, obesity
- **Low Treatment-Associated Costs**: Facile p.o. dosing at primary care centers or at home
- **Preclinical Proof-of-Concept**: VXM01 (anti-VEGFR-2) inhibits angiogenesis and tumor growth in vitro and in vivo
- **Clinical Experience to Phase 2**: VXM01 (anti-VEGFR-2) with encouraging results in pancreatic cancer and GBM, safety profile proven as amenable to combination therapies even in frail patient populations

HPV, human papillomavirus; IND, investigational new drug; p.o., per oral;
VEGFR, vascular endothelial growth factor receptor.

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Vaximm: Competitive Advantages, Potential to Disrupt

OSR HOLDINGS
Innovation Headquarters
NASDAQ : OSRH

Factor	Conventional Biologic (mAb) Immunotherapy	Vaximm Immunotherapy
Production speed and versatility	Individual, dedicated cell line and MCB development for each mAb, including extensive selection/optimization	"Plug-and-play" Same plasmid/bacterial vector, production and scale-up for any epitope of choice
Treatment cost	>$150k/year for innovative therapies	< $50k estimated
Administration and treatment-associated costs	IV/SC at specialist care centers High (administration/supervision/travel)	Oral (primary care centers or at home) Low (homecare is possible)
Access	Focused on developed markets	Broad global accessibility

IV, intravenous; mAb, monoclonal antibody; MCB, master cell bank; SC, subcutaneous.

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Vaximm: Potential Development Outlook for VXM01

OSR HOLDINGS
Innovation Headquarters
NASDAQ : OSRH

Proof of Concept Studies

Future VXM01 clinical studies to demonstrate anti-VEGFR-2 mode of action and clinical activity

- Imaging, biomarkers, biopsies
- e.g. Neoadjuvant IO trials in GBM in treatment-naive patients: tumor imaging at diagnosis and post-treatment (pre-surgery), tumor material availability post-surgery
- Neoadjuvant trial operational advantages: patient characteristics, trial size, duration, and endpoints

Indication Expansion

VEGFR-2 overexpression-related diseases

- Oncology: e.g. breast, gastric cancer, angiosarcoma
- Ophthalmology: diabetic retinopathy, age-related macular degeneration
- Potentially implicated also in autoimmune disorders, pulmonary disease, and cerebrovascular disease*

CMC & Life Cycle Management

Further improvements of dosage form and production technology

- Potential extension of drug substance shelf-life
- Investigation of scope for solid drug substance(dried suspension)
- Development of capsule drug product (either liquid-filled or powder-capsule)
- Assessment of additional vector and plasmid technologies

*Shah et al. Archives of Pharmacol Research (2025).
GBM, glioblastoma; IO, immuno-oncology; VEGFR, vascular endothelial growth factor receptor.

Darnatein: Innovative Protein Therapies

OSR HOLDINGS
Innovation Headquarters
NASDAQ : OSRH

Key Highlights

- Unique synthetic biology approach aided by design-augmented AI to develop novel protein chimeras with superior efficacy compared to original natural parent ligands
- Current focus on developing improved BMPs, which are important in bone and cartilage healing, but current BMP drugs require high doses, causing local and systemic side effects
- Darnatein DA-BMPs engineered for enhanced therapeutic potency, reducing required doses and minimizing the likelihood of adverse events

DRT-101: Potential disease-modifying treatment for osteoarthritis

- Chimeric Activin A/BMP7 protein with over 30x higher activity compared to natural BMP7
- Current preclinical data indicate DRT-101 potential as a first-in-class DMOAD
- Additional efficacy and safety studies to complete an IND-enabling package are underway
- Target 2026 IND submission (Korea) and subsequent submissions to other regulatory agencies to follow (EU, US)

DRT-102: Applications in bone fusion are already in clinical studies in Korea

- Excellent safety profile with efficacy data (75% bone fusion rate)
- Expected to be used as a reinforcing agent for spinal fusion and implant procedures for disc patients

BMP, bone morphogenic protein; DA, design augmented; IND, DMOAD, disease modifying osteoarthritis drug; IND, investigational new drug.

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Darnatein: DRT-101 Market Potential as First Disease-modifying OA Therapy

Market Size Projection for DMOAD ($billion)



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Precedence Research: OA Therapeutics Market Size 2023 to 2034

- OA affects ~500 million people globally, its **prevalence continually rising** in aging populations worldwide
- OA is currently an **inexorably progressive disease**, standard of care drugs (NSAIDs, corticosteroids, hyaluronic acid etc.) don't slow or reverse joint degeneration once it has occurred
- **Joint replacement is currently the only "curative" treatment** but is highly invasive, expensive, requires extensive remobilization / rehabilitation therapy and the procedure poses additional risks, particularly in elderly patients
- DRT-101 has the potential to be a truly disease-modifying therapy to slow disease progession and delay or prevent surgery with potential to revolutionize OA care while tapping into a multi-billion-dollar opportunity

DMOAD, disease modifying osteoarthritis drug; NSAID, nonsteroidal anti-inflammatory drug; OA, osteoarthritis.

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Darnatein: DRT-101 induces Cartilage Regeneration in vivo

OSR HOLDINGS
Innovation Headquarters
NASDAQ : OSRH

MRI Imaging of in vivo OA model (rabbit) with and without intra-articular application of DRT-101



Control



DRT-101

Joint

Synovial space

Arrows highlight areas of absent (Control) and DRT-101 induced regenerated of hyaline cartilage

OA, osteoarthritis.

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OSR HOLDINGS Innovation Headquarters N A S D A Q : O S R H Hubiomed Microport Microport Asahi Intecc RMC: Evolving from Distribution to 4th Party Logistics 15 Key Highlights Serving High Credit Clients • Large hospital systems are the main customers of RMC's products • Ultimately, it's the National Health Insurance Service (NHIS) who pays the bills for the hospitals • RMC is in evolution right now to become one of the leading 4PL players in the Korean healthcare / hospital supply chain • Default risk of NHIS is near zero while the hospital A/R cycle is 6 months Growing Demands for Medical Device Sales Reps • Market leaders assisting surgeons who need “live assistance” while providing continued training and support for medical staff across the country • Plans to expand capabilities across Asia and globally underway Products Leadership • Hutem Co., Ltd. • Microvention , Inc • Boston Scientific Korea • Janssen Korea Chan Kyoo , Park CEO Dong Jin, Shin General Manager • Fabmed Co., Ltd • HUTEM CO., Ltd • Meter Toledo Korea Uniquely Positioned in the Fast - Growing yet Highly Fragmented Medical Device Market in Korea Korean medical device/diagnostics market value was $ 14 . 9 B (2024), projected to reach $ 27 . 6 B by 2033 at 8 . 4 % CAGR RMC as part of OSR Holdings has rare opportunity to become a consolidator of the current market *Source: verifiedmarketreports.com

OSR HOLDINGS Innovation Headquarters N A S D A Q : O S R H RMC: Market Consolidation by RMC 16 Supplier A Supplier B Supplier C Agent A Agent B Agent C Buyer A Buyer B Buyer C (2 weeks) : 4PL Engagement : Shipment & Delivery : Payment (A/R cycle) (6 months)

Woori IO: Noninvasive CGM for Diabetes Management and Beyond


WOORI-IO
Woori IO Blood Glucose Meter

Woori IO GluCheck device uses proprietary NIRS-based (near-infrared spectroscopy) monitoring

- Signed term sheet in July with Woori IO (noninvasive CGM) to become wholly owned subsidiary of OSRK, pending due diligence.
- **Technology:** Uses proprietary near-infrared spectroscopy (NIRS) platform. Completed proof-of-concept, preparing for MFDS trial. Backed by Samsung C-Lab Outside (since Q1 2025).
- **Deal Structure:** Woori IO holders receive OSRK shares (convert to 12.96 OSRH @ $10/share). If not met in 3 years, renegotiation required. No immediate dilution or cash payout.
- **Upside:** Early mover advantage, strategic tech, performance-based equity. Entry into global CGM market forecast to be worth $47B by 2034*. Risks include regulatory milestones pending, due dilig ence pending, market volatility.
- **Integration Timeline:** 6-month exclusivity for due diligence. Definitive agreement targeted by October 2025 in good faith.

*Market Data from Global Market Insights.
CGM, continuous glucose monitoring.

17

OSR HOLDINGS Innovation Headquarters N A S D A Q : O S R H Woori IO: Noninvasive Glucose Monitoring Device 18 Key Highlights South Korea – based Medtech startup pioneering non - invasive glucose monitoring technology • Using near - infrared spectroscopy (NIRS) and a proprietary multi - LED sensor, Woori - IO’s device measures blood glucose levels without drawing blood - o ffering a painless, convenient solution for diabetes management . Completed exploratory clinical study at Korea University Guro Hospital • Demonstrated strong signal consistency and reproducibility across repeated measurements • Currently, Woori - IO is preparing for a confirmatory (pivotal) clinical trial to support regulatory approval as a medical device . Selected for Samsung’s C - Lab Outside program • Continued year - over - year distribution demand and needs - based volume growth supports the vision to scale beyond initial Korean market into Asia and globally Pipeline cɝʅǄƠɝ  cɝ˨Ǎʅ˃ǩ   ʅɶȺ˓ʅʴȺɶș   Ơʴɔǩ˓  ±˨˓ɝʅʅɔ ଵ 0 5 10 15 20 25 30 2025 2026 2027 2028 2029 2030 Estimated Market Size (USD Billions) *Grand View Research, “Blood Glucose Monitoring Devices Market Size Report, 2023 - 2030”

Financing: ELOC (Equity Line of Credit)

OSR HOLDINGS
Innovation Headquarters
NASDAQ : OSRH

Addressing Concerns over Dilution

- Firstly, OSRH comes with “No Dilution At All” from the listing event
- The Founder still owns ~60.5% stake today – “We Need Dilution” as a public company
- ELOC allows us to control the timing and volume of equity issuance

With Disciplined Issuance, Aligned with Shareholder Value

- We retain full discretion over if, when, and how much to draw
- Strategic capital deployment aligned with milestone-driven growth
- Committed to minimizing dilution and maximizing value

19

OSR HOLDINGS Innovation Headquarters N A S D A Q : O S R H Financing: Conceptual View of ELOC Drawdowns 20 Frontloaded Release : Compete for liquidity – “Execute immediately” Controlled Release : Timely and strategic drawdowns Time Share Price & Traded Volume Time Share Price & Traded Volume

21 Financing: Theoretical “J - Curve Effect” of ELOC on Share Price Illustrative Example of “J - Curve Effect” of Prudent ELOC Financing on Share Price (Relative Share Price (Normalized) Time Since ELOC Utilization (Months) 1.0 0.8 0.6 1.2 1.4 1.6 1.8 2.0 0 5 10 15 20 25 Share Price Trend Initial Dilution Phase Recovery Phase Growth Phase

OSR HOLDINGS Innovation Headquarters N A S D A Q : O S R H Vaximm : Valuation vs Peers 22 Enterprise Value (EV) Market Cap (1) (Unit : USD m) 83 98 Anixa Biosciences - 29 11 Hookipa Pharma 85 96 Oncolytics Biotech 99 133 Genelux 188 788 Immatics 142 243 Immutep 57 49 CEL SCI 146 148 Greenwich LifeSciences 16 73 Inovio 438 371 Northwest Biotherapeutics 139 195 Innate Pharma 33 970 Arcus Biosciences 132 153 Vaxcell Bio Therapeutics 214 283 Sillajen 199 160 Genexine 2,982 3,313 LigaChem Biosciences 2,400 2,451 ABL Bio 58 95 MedPacto 43,824 50,410 Mendus 14,371 27,325 Ultimovacs 140 178 Median Value of Comparables 100 100 Vaximm (2) 29% 44% % Discount 1) As of August 1, 2025 from publicly available dat a 2) Stated equity value relates to OSR’s acquisition of Vaximm , dated December 2022 Comps Analysis DCF Analysis % Discount 100.2 177.7 183.5 Vaximm Comps DCF Approx. 44% Discount Approx. 29% Discount (USD M) Result Pipeline 114 VXM 01 22 rGBM 33 mCRC 38 Liver Cancer 22 Schwannoma NF2 70 VXM Technology platform 184 Total (Unit : USD M)

OSR HOLDINGS Innovation Headquarters N A S D A Q : O S R H Darnatein : Valuation vs Peers 23 Enterprise Value (EV) Market Cap (1) (Unit : USD m) 17 23 Medivir 104 104 Cytonics (2) 2,156 2,170 Kolon TissueGene 205 251 MEDIPOST 154 177 Median Value of Comparables 78 78 Darnatein (3) 49% 56% % Discount % Discount 78 154 104 Darnatein Comps DCF Approx. 49% Discount Approx. 25% Discount (USD M) Result Pipeline 104 DRT 101 104 Total (Unit : USD M ) 1) As of August 1, 2025 from publicly available dat a 2) Based on August 2025 StartEngine Reg A+ pre - money valuation 3) Stated value relates to OSR’s acquisition of Darnatein , dated March 2023 Comps Analysis DCF Analysis

OSR HOLDINGS Innovation Headquarters N A S D A Q : O S R H OSR Holdings: Summary • Hub - and - Spoke healthcare group with global reach • Proven management team across Biomedical and Capital Markets • Market discount excessive vs peers • Active Subco development with differentiated therapeutic platforms • Strategic portfolio expansion to drive long - term value creation • Disciplined capital management with prudent use of ELOC financing 24

Consolidated Statements of Financial Position Q4 2024 Q1 2025 Account ASSETS 2,326,489 3,466,839 Ⅰ. Current Assets 172,913,090 171,083,358 Ⅱ. Non - Current Assets 175,239,579 174,550,197 Total Assets LIABILITIES 3,463,212 13,884,268 Ⅰ. Current Liabilities 28,568,152 28,383,452 Ⅱ. Non - Current Liabilities 32,031,364 42,267,720 Total Liabilities 143,208,215 132,282,477 STOCKHOLDERS’ EQUITY 175,239,579 174,550,197 Total Liabilities and Stockholders’ Equity Consolidated Statements of Comprehensive Income Three Months Ended, Q1 2024 Three Months Ended, Q1 2025 Account 910,225 761,272 Net Sales 670,424 592,586 Cost of Sales 239,802 168,686 Gross Profit 3,542,330 3,086,512 SG&A (3,302,528) (2,917,826) Operating Loss (52,834) (8,474,988) Other Income (Expense) (3,355,362) (11,392,814) Loss before Income Taxes (3.68) - Income Tax Benefit (3,355,366) (11,392,814) Net Loss (3,343,391) (10,925,738) Total Comprehensive Loss (USD) (USD) Consolidated Statements of Financial Position Consolidated Statements of Comprehensive Income 25 Appendix: Financial Summary

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